Other income	3 Months Ended
Mar. 31, 2023
Other income
Other income

13. Other income

	Three month period
	ended March 31,
	2023	2022
	€1,000	€1,000

Grant income	38	96
Other income	4	5
	42	101

On February 9, 2018, the Company entered into a partnership agreement with Foundation Fighting Blindness (FFB), under which FFB has agreed to provide funding of $ 7.5 million for the pre-clinical and clinical development of ultervursen for Usher syndrome type 2A targeting mutations in exon 13, of which $ 6.8 million was granted. In the third quarter of 2022, the Company started winding down the clinical studies for ultevursen. As of that moment, the Company has ceased recognizing grant income for the FFB grant.

Grants are recognized in other income in the same period in which the related R&D costs are recognized.